UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2026 (March 11, 2026)

Chiron Real Estate Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7373 Wisconsin Avenue, Suite 800

Bethesda, MD

20814

(Address of Principal Executive
Offices)

(Zip Code)

(202) 524-6851

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	XRN	NYSE
Series A Preferred Stock, par value $0.001 per share	XRN PrA	NYSE
Series B Preferred Stock, par value $0.001 per share	XRN PrB	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Sixth Amendment to Agreement of Limited Partnership of Chiron Real Estate LP

In connection with the Preferred ATM Offering (as defined below) by Chiron Real Estate Inc. (the “Company”) of the Company’s 8.00% Series B Cumulative Redeemable Preferred Stock (the “Series B Preferred Stock”), the Agreement of Limited Partnership of Chiron Real Estate LP (the “Operating Partnership”) was amended (the “Amendment”) to provide for the issuance of up to an additional 3,000,000 of the Operating Partnership’s 8.00% Series B Cumulative Redeemable Preferred Units (liquidation preference $25.00 per unit) (the “Series B Preferred Units”). Following the entry into the Amendment, the Operating Partnership is authorized to issue up to an aggregate of 5,300,000 Series B Preferred Units. The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. The Company intends to contribute the net proceeds from the sale of the Series B Preferred Stock in the Offering to the Operating Partnership in exchange for the same number of Series B Preferred Units. The Series B Preferred Units have economic terms that mirror the terms of the Series B Preferred Stock. The issuance of the Series B Preferred Units is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 11, 2026, the Company filed Articles Supplementary (the “Additional Series B Articles Supplementary”) to the Company’s charter with the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”), to classify and designate 3,000,000 shares of the Company’s authorized but unissued preferred stock, par value $0.001 per share, as additional shares of Series B Preferred Stock, with the powers, preferences and privileges as set forth in the Articles Supplementary filed as Exhibit 3.3 to the Company’s Registration Statement on Form 8-A, filed with the U.S. Securities and Exchange Commission on November 18, 2025 (the “November 2025 Series B Articles Supplementary”). The Additional Series B Articles Supplementary became effective upon filing on March 11, 2026, and upon such effectiveness, the Company was authorized to issue an aggregate of 5,300,000 shares of Series B Preferred Stock.

A copy of the Additional Series B Articles Supplementary is filed as Exhibit 3.1 to this Current Report on Form 8-K, and the information in the November 2025 Series B Articles Supplementary is incorporated into this Item 5.03 by reference. The foregoing description of the terms of the Additional Series B Articles Supplementary in this Item 5.03 is qualified in its entirety by reference to Exhibit 3.1 hereto and the November 2025 Series B Articles Supplementary.

Item 8.01	Other Events.

Common At-the-Market Offering Program

On March 12, 2026, the Company and the Operating Partnership entered into an Amended and Restated Sales Agreement (the “Common Sales Agreement”) with (i) BMO Capital Markets Corp., A.G.P./Alliance Global Partners, B. Riley Securities, Inc., Robert W. Baird & Co. Incorporated, Berenberg Capital Markets LLC, Colliers Securities LLC, Citizens JMP Securities, LLC, Huntington Securities, Inc., J.P. Morgan Securities LLC, Raymond James & Associates, Inc., Samuel A. Ramirez & Company, Inc., Stifel, Nicolaus & Company, Incorporated, Truist Securities, Inc. and Wells Fargo Securities, LLC, as sales agents for the Company (the “Agents”), or principals; (ii) BMO Capital Markets Corp., B. Riley Securities, Inc., Robert W. Baird & Co. Incorporated, Citizens JMP Securities, LLC, Huntington Securities, Inc., J.P. Morgan Securities LLC, Raymond James & Associates, Inc., Stifel, Nicolaus & Company, Incorporated, Truist Securities, Inc. and Wells Fargo Securities, LLC, as forward sellers (in such capacity, each, a “Forward Seller” and collectively, the “Forward Sellers”); and (iii) Bank of Montreal, B. Riley Securities, Inc., Robert W. Baird & Co. Incorporated, Citizens JMP Securities, LLC, Huntington Securities, Inc., JPMorgan Chase Bank, National Association, Raymond James & Associates, Inc., Stifel, Nicolaus & Company, Incorporated, Truist Bank and Wells Fargo Bank, National Association, as forward purchasers (in such capacity, each a “Forward Purchaser,” and together, the “Forward Purchasers”), to, among other things, (A) add Huntington Securities, Inc. and Raymond James & Associates, Inc. as additional Agents, Forward Purchasers and Forward Sellers in the Company’s existing at-the-market common stock offering program and (B) reflect the Company’s name change from Global Medical REIT Inc. to Chiron Real Estate Inc.

In accordance with the terms of the Common Sales Agreement, as of March 12, 2026, shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), having a maximum aggregate offering price of up to $288,010,090 (the “Common Shares”) remain available for offer and sell, from time to time, by the Company through the Agents or directly to the Agents as principals for their own accounts, or for borrow and sell, from time to time, by the Forward Purchasers through the Forward Sellers. The Company also entered into new separate Master Forward Confirmations on March 12, 2026 (each, a “Master Forward Confirmation”) with each of the Forward Purchasers.

Sales, if any, of the Common Stock made through the Agents or Forward Sellers pursuant to the Common Sales Agreement may be made in “at the market offerings” (as defined in Rule 415(a)(4) under the Securities Act), by means of ordinary brokers’ transactions on the New York Stock Exchange or sales at market prices prevailing at the time of sale, in negotiated transactions or any other method permitted by applicable law, which may include block trades, as the Company and any Agent or Forward Seller may agree. Under the Common Sales Agreement, the Agents will be entitled to compensation of up to 2.0% of the gross proceeds from the sale of the Common Shares that are sold through the Agents. The compensation to each Forward Seller will be a reduction to the initial forward price under the related Forward Contract of up to 2.0% of the actual sale prices of all borrowed Common Stock sold through such Forward Seller.

The Common Sales Agreement provides that, in addition to issuance and sale of Common Stock through the Agents, the Company also may enter into one or more letter agreements (each, a “Forward Contract”) under any Master Forward Confirmation with each of the Forward Purchasers in a form attached as Exhibit B to the Common Sales Agreement. Under the terms of any Forward Contract, the related Forward Purchaser will, at the Company’s request from time to time pursuant to mutually agreed instructions and a supplemental confirmation (together with the applicable Forward Contract, a “Forward Sale Agreement”), borrow from third parties and, through the related Forward Seller, sell a number of shares of Common Stock equal to the number of shares underlying the particular Forward Sale Agreement. The Company will not initially receive any proceeds from any sale of Common Stock borrowed by a Forward Purchaser and sold through a Forward Seller. The Company expects to fully physically settle each Forward Sale Agreement with the related Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of such Forward Sale Agreement, in which case the Company expects to receive aggregate cash proceeds at settlement equal to the number of shares of the Common Stock underlying such Forward Sale Agreement multiplied by the then-applicable forward sale price per share. Although the Company expects to settle any Forward Sale Agreements by the physical delivery of shares of Common Stock in exchange for cash proceeds, the Forward Sale Agreements will allow the Company to cash or net-share settle all or a portion of its obligations. If the Company elects to cash settle any Forward Sale Agreement, the Company may not receive any proceeds and the Company may owe cash to the related Forward Purchaser. If the Company elects to net share settle any Forward Sale Agreement, the Company will not receive any cash proceeds, and the Company may owe Shares to the related Forward Purchaser.

The Common Shares will be issued pursuant to the Company’s Registration Statement, as amended, on Form S-3 (File No. 333-276248). The Company filed a prospectus supplement, dated March 12, 2026, to the prospectus, dated April 4, 2024, with the United States Securities and Exchange Commission in connection with the amended and restated Common Sales Agreement and the offer and sale of the Common Shares from time to time in the future. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Common Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description is qualified in its entirety by reference to the full text of the Common Sales Agreement and the form of Master Forward Confirmation, which are attached as Exhibits 1.1 and 99.1, respectively, to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

In connection with the filing of the Common Sales Agreement, the Company is filing as Exhibit 5.1 hereto an opinion of its Maryland counsel, Venable LLP, with respect to the legality of the Common Shares.

Preferred At-the-Market Offering Program

On March 12, 2026, the Company and the Operating Partnership entered into a Sales Agreement (the “Preferred Sales Agreement”) with BMO Capital Markets Corp., A.G.P./Alliance Global Partners, B. Riley Securities, Inc., Robert W. Baird & Co. Incorporated, Berenberg Capital Markets LLC, Colliers Securities LLC, Huntington Securities, Inc., Ladenburg Thalmann & Co. Inc., Raymond James & Associates, Inc., and Stifel, Nicolaus & Company, Incorporated (each, a “sales agent” and, collectively, the “sales agents”), pursuant to which the Company may issue and sell from time to time (the “Preferred ATM Offering”) shares of Series B Preferred Stock, having an aggregate gross sales price of up to $75,000,000 (the “Preferred Shares”).

Sales, if any, of the Preferred Shares may be made in “at the market offerings” (as defined in Rule 415(a)(4) under the Securities Act), by means of ordinary brokers’ transactions on the New York Stock Exchange or sales at market prices prevailing at the time of sale, in negotiated transactions or any other method permitted by applicable law, which may include block trades, as the Company and any sales agent may agree. Under the Preferred Sales Agreement, the sales agents will be entitled to compensation of up to 2.0% of the gross proceeds from the sale of the Preferred Shares that are sold through the sales agents.

The Preferred Shares will be issued pursuant to the Company’s Registration Statement, as amended, on Form S-3 (File No. 333-276248). The Company filed a prospectus supplement, dated March 12, 2026, to the prospectus, dated April 4, 2024, with the United States Securities and Exchange Commission in connection with the Preferred Sales Agreement and the offer and sale of the Preferred Shares from time to time in the future. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Preferred Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description is qualified in its entirety by reference to the full text of the Preferred Sales Agreement, which is attached as Exhibit 1.2 to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

In connection with the filing of the Preferred Sales Agreement, the Company is filing as Exhibit 5.2 hereto an opinion of its Maryland counsel, Venable LLP, with respect to the legality of the Preferred Shares.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Amended and Restated Sales Agreement, dated March 12, 2026, by and among the Company, the Operating Partnership and each sales agent, forward seller and forward purchaser (Common At-the-Market Offering Program)
1.2	Sales Agreement, dated March 12, 2026, by and among the Company, the Operating Partnership and each sales agent (Preferred At-the-Market Offering Program)
3.1	Articles Supplementary, classifying and designating 3,000,000 additional shares of Series B Preferred Stock
5.1	Opinion of Venable LLP (Common At-the-Market Offering Program)
5.2	Opinion of Venable LLP (Preferred At-the-Market Offering Program)
10.1	Sixth Amendment to Agreement of Limited Partnership of Chiron Real Estate LP, dated as of March 11, 2026
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Venable LLP (included in Exhibit 5.2)
99.1	Form of Master Forward Confirmation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chiron Real Estate Inc.

By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Date: March 12, 2026